SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

          Date of Report (date of earliest event reported) JUNE 1, 2000


                        NELNET STUDENT LOAN CORPORATION-2
             (Exact name of registrant as specified in its charter)



             NEVADA                         333-93865              84-1518863
---------------------------------         --------------            ----------
(State or other jurisdiction               (Commission           (IRS Employer
 of incorporation)                         File Number)            ID Number)


121 SOUTH 13TH  STREET, SUITE 401, LINCOLN, NEBRASKA                  68508
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(Address of principal executive offices)                            (Zip Code)


Registrant's Telephone Number,
Including area code:                                             (402) 458-2301
                                                                 --------------



        1801 CALIFORNIA STREET, DENVER, COLORADO   80202  (303) 292-6930
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        (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

        This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement between NELNET Student Loan Corporation-2 and PaineWebber Incorporated (the "Underwriting Agreement") dated as of May 24, 2000, the Indenture of Trust by and between NELNET Student Loan Corporation-2, dated as of June 1, 2000 (the "Indenture") and the Series 2000 Supplemental Indenture of Trust by and between NELNET Student Loan Corporation-2 and Zions First National Bank (the "Supplemental Indenture"). The Underwriting Agreement, the Indenture and the Supplemental Indenture were executed in connection with the issuance by NELNET Student Loan Corporation-2 of $1,000,000,000 of its Student Loan Asset-Backed Auction Rate Notes Series 2000 on June 1, 2000. The details of this issuance are contained in the Prospectus Supplement filed on May 26, 2000.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        -------------------------------------------------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

1.1 Underwriting Agreement between NELNET Student Loan Corporation-2 and PaineWebber Incorporated dated as of May 24, 2000

4.1 Indenture of Trust by and between NELNET Student Loan Corporation-2 and Zions First National Bank, dated as of June 1, 2000

4.2 Series 2000 Supplemental Indenture of Trust by and between NELNET Student Loan Corporation-2 and Zions First National Bank, dated as of June 1, 2000



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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NELNET STUDENT LOAN CORPORATION-2


                                           By:  /S/ RONALD W. PAGE
                                                 ------------------------
                                                   Ronald W. Page
                                                   Senior Vice President

Dated:  June 16, 2000



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

                                  EHIBIT INDEX

        EXHIBIT

(1.1)  Underwriting  Agreement

(4.1)  Indenture of Trust

(4.2)  Series 2000  Supplemental  Indenture of Trust


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